UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 12, 2005

TriQuint Semiconductor, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22660	95-3654013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 N.E. Brookwood Parkway
Hillsboro, Oregon  97124

(Address of principal executive offices, including zip code)

(503) 615-9000
(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

In February 2005, the board of directors (the “Board”) of TriQuint Semiconductor, Inc. (“TriQuint”) approved, subject to stockholder approval, the amended and restated 1996 Stock Incentive Program (the “Plan”). The amendments to the Plan are as follows:

•                  Amendment to permit the award of restricted stock, restricted stock units, stock appreciation rights, performance shares and performance units in addition to the grant of stock options currently permitted under the Plan;

•                  Amendment to add specific performance criteria that the Plan administrator may use to establish performance objectives, the achievement of which will allow certain awards to vest or be issued, which in turn will allow TriQuint to receive income tax deductions under Section 162(m) of the Internal Revenue Code of 1986, as amended;

•                  Amendment to the formula mechanism that provides for automatic grants to the non-employee chairman of the Board;

•                  Amendments to limit TriQuint’s ability to (i) reprice any outstanding stock option or stock appreciation right after it has been granted (other than pro rata adjustments to reflect stock dividends and other corporate events) and (ii) cancel any outstanding stock option or stock appreciation right and replace it with a new stock option or stock appreciation right with a lower exercise price, unless approved by TriQuint’s stockholders.

On May 12, 2005, at TriQuint’s 2005 Annual Meeting of Stockholders, stockholders approved the Plan.  A copy of the full text of the Plan is incorporated herein by reference to Appendix A to TriQuint’s definitive proxy statement on Schedule 14A for the 2005 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 6, 2005.  A description of the material terms of the Plan was included in such definitive proxy statement.

Item 9.01  Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.	Description

10.18

TriQuint Semiconductor, Inc. 1996 Stock Incentive Program, as amended and restated effective February 2005 (incorporated herein by reference to Appendix A to TriQuint’s definitive proxy statement on Schedule 14A for the 2005 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 6, 2005).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIQUINT SEMICONDUCTOR, INC.

By:	/s/ Raymond A. Link
Raymond A. Link Vice President, Finance and Administration, Chief Financial Officer and Secretary

Date: May 17, 2005

Index to Exhibits

Exhibit No.	Description

10.18

TriQuint Semiconductor, Inc. 1996 Stock Incentive Program, as amended and restated effective February 2005 (incorporated herein by reference to Appendix A to TriQuint’s definitive proxy statement on Schedule 14A for the 2005 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 6, 2005).